Exhibit 99.1

Howard Weil 36th Annual Energy Conference Strong Experience – Focused Growth – Managing Risk

Forward-Looking Statements This presentation contains forward-looking statements. Forward-looking statements are based on management assumptions and analyses. Actual experience may differ and such differences may be material. Backlog consists of written orders and estimates for our services which we believe to be firm. In many instances contracts are cancelable by customers so we may never realize some or all of our backlog, which may lead to lower than expected financial performance. Forward-looking statements are subject to uncertainties and risks which are disclosed in Geokinetics’ Annual Report on Form 10-K.

About Geokinetics A Global Geophysical Contractor for Customer-Driven Seismic Services in Tough Environments & Frontier Zones Market Data (at 4/2/2008) • Exchange/Ticker: AMEX/GOK • Market Capitalization: $196.6 MM • Enterprise Value $320.9 MM* Trading Data (at 4/2/2008) • Common Shares Out. 10.3 MM • Average Volume 36,000 shares/day • Institutional Ownership 59% Key Financial Data (at 12/31/2007) • Cash $16.5 MM • Debt $79.9 MM • Debt to Total Cap 29.4% * Debt, Preferred Equity and Cash as of 12/31/07

E&P Project Cycle Explore Develop Exploit Seismic Data Acquisition and Processing Needed at All Stages of the E&P Cycle “With 3-D seismic, we can understand the detailed geology much better than before. And that translates to opportunities to drill new wells to bolster production in mature fields.” - ExxonMobil, The Lamp (2007 – Number 4) Increase drilling success rates Reduce finding and development costs

Seismic Industry Structure Equipment Providers Sercel (CGV); ION Geophysical; OYO Geospace; Mitcham; Bolt Technologies Data Acquisition (Contractors) WesternGeco (Schlumberger); CGGVeritas; Petroleum Geo-Services; BGP; Geokinetics; Dawson; Tidelands; and many more Data Processing and Interpretation

Geophysical Market Seismic Crews Eqpmt. Data Proc & Interp M-C Data Library Data Acquisition Company US Intl OBC TZ Land Marine Streamer Tidelands Bolt Technologies OYO Geospace ION Geophysical Mitcham WesternGeco (Schlumberger) CGGVeritas (Sercel) BGP PGS Dawson Geokinetics

Strong Customer Relationships (Partial Customer List)

Robust Industry Fundamentals Seismic crew activity has grown steadily in land and increased rapidly in the marine streamer market in response to commodity prices, but still lags increase in drilling rigs International plays (NOCs) are a key driver for seismic growth (Domestic has been strong for the past three years) Seismic crew count in the U.S. is still less than the lowest levels in the 1990s when oil prices were near $20 per barrel Pressure for continued growth in activity, even at lower commodity prices Oil companies reloading prospect inventories – Resource plays are big drivers – Technical advances drive activity and create barriers to entry – Recent trend for more specialized crews and equipment Fundamentals are strong, but we are continually monitoring for any trend toward overcapacity

Growth Strategy Continue to Leverage Competitive Advantage Grow Customer Base & Expand into New Markets Strengthen Complementary Service Offerings Leverage competitive advantage and expertise in difficult land environments and offshore shallow water zones to maximize profitability. Better assist customers with full range of seismic services, from acquisition and processing to interpretation and management. Presence in 18 of 194 countries worldwide. Further expand geographic presence and services offered. Pursue Strategic Acquisitions / Alliances As Appropriate Continue to monitor opportunities for prudent expansion. Capture New Market Opportunities Leverage operational expertise to pursue opportunities in complementary markets such as OBC

Operational Experience & Focus Strong Experience – Focused Growth – Managing Risk

Global Operations Map

Up the Escarpment Elements of Transition Zone To Shallow From Deepwater 50 meters To Level Ground

Surf Zone – New Zealand Inter Tidal Zone - India Typical Transition Zones

Purpose-built vessels designed for cost-effective mobilization by air, land or sea – Up to 65’ in length, ultra shallow draft vessels – Fit into four 40’ containers – Capable of operating 150 ft. water depth Shallow Water – Transition Zones, Lakes, Swamps and Offshore

Launch of OBC operations using first Sercel SeaRay system Expands offshore capabilities to 500 ft. water depth Currently using on extensive OBC projects on Australia’s N. W. Shelf Expanding OBC capabilities near-term – Enhancing operating efficiency – Expanding operations – Second SeaRay system on order – Capture additional OBC projects Ocean Bottom Cable (OBC) – Capitalizing on Opportunities

Areas of Expertise and Opportunity Mountainous jungle environments High channel count crews State-of-the-art domestic operations Arctic environments Socially and/or environmentally sensitive areas Land Operations

Processing & Interpretation Capabilities Full suite of onshore and offshore proprietary seismic data processing services and interpretation products – Geophysical processing – Interpretation / well log analysis (existing database) – Software – Consulting Services Advanced Technologies for processing new data and reprocessing old data with new methods – AVO, pre-stack time and depth imaging – Multi-component and 4D Global Reach – Offices in US and UK – P&I services stretch to all regions of the globe Complements data acquisition services – GROWTH OPPORTUNITY for follow on work; currently less than 5%

Processing & Interpretation Strategy Reorganization complete – benefits being realized Complement acquisition, both in onshore and in offshore shallow water environments Enhance multi-component processing capabilities Enhance 4D processing techniques Improve profitability through direct awards – Recent success with new clients – International opportunities with Pemex and Sonatrach

North American Operations - Canada Operated up to five land crews during Canadian winter Three ION Vectorseis crews, two Sercel 428/408 crews Leader in proprietary multi-component data acquisition Sercel equipment to move internationally for Summer

North American Operations – United States Operate up to 8 land crews all year ION RSR, Sercel 428 / 408 and Aram Aries Experience throughout U.S. Competitive advantage in TX & LA swamp/marsh regions Processing center in Houston, Texas

International Operations – Latin America Operate up to 6 land crews all year Sercel 428 / 408 and Aram Aries Near-term operations in Bolivia, Brazil and Colombia Market leader in Colombia with 19 years continuous presence 40 years experience in Brazil with continuous presence since 2000

Seismic Recording Over Difficult Terrain

International Operations – Eastern Hemisphere Operate up to 3 land crews, 3 transition zone crews and 1 OBC crew Sercel SeaRay, Aram Aries, Sercel 408 Near-term operations in Australia, New Zealand, Bangladesh, Egypt, Tanzania and Mozambique Market leader in transition zone Sole provider of Sercel SeaRay Processing center in London (Woking), England

Financial Strength Strong Experience – Focused Growth – Managing Risk

Capitalization (1) Includes $1.4 million and $1.7 million of restricted cash at 12/31/07 and 12/31/06, respectively. Equity offering provided clean balance sheet and financial flexibility for further growth Capitalization as of December 31, 2007 ($ in thousands) 12/31/2007 12/31/2006 Audited Audited Cash and cash equivalents and restricted cash (1) 16,483 22,059 Long-term debt and capital leases (including current portion): Credit facility 40,537 $ - $ Floating Rate Notes - 110,000 Other debt 39,375 7,169 Total debt 79,912 $ 117,169 $ Redeemable convertible preferred stock 60,926 56,077 Total stockholders' equity 130,965 28,595 Total capitalization 271,803 $ 201,841 $ Total Debt / Capitalization 29.4% 58.1% Total Debt/Capitalization 29.4% 58.1%

YTD Financial Results Pro Forma Results Grant had revenue of $104.2 million and Adjusted EBITDA of $14.8 million for period ended 9/8/06 Implies full year 2006 revenue of $329.4 million and Adjusted EBITDA of $38.0 million YOY combined revenue growth of 9% and EBITDA decline of 10% EBITDA up 48% year-over-year; driven by Grant acquisition and organic growth FY’07 / FY’06 Comparative Actual Financial Results ($ thousands expect per share and operating data) Twelve Months Ended % 12/31/2007 12/31/2006 Change Statement of Operations information: Revenues 357,677 $ 225,183 $ 59% Income (loss from operations) (620) 10,251 -106% Interest expense, net (15,184) * (10,819) -40% Net income (loss) (15,936) (4,176) -282% Preferred dividends 4,866 206 2262% Net income (loss) applicable to common stockholders (20,802) (4,382) -375% Net income (loss) per common share - Diluted (2.44) $ (0.81) $ -201% Other Financial information (unaudited): Adjusted EBITDA ** 34,347 23,219 48% Other Operating Data (at period end, unaudited): Crew Count 23 22 5% Channel Count (all components) 108,000 87,000 24% *Includes $6.9 million of one-time costs related to the redemption of notes and $5.8 million of interest expense on notes. ** 2007 excludes $3.2 million of one-time severance costs (including $2.6 million for President and CEO). 2006 excludes $1.4 million of costs incurred for purchase of Grant.

Pro Forma By Quarter 97.6 58.8 81.1 91.9 111.0 71.6 89.6 85.5 $0 $20 $40 $60 $80 $100 $120 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 14.1 4.2 11.1 8.6 18.6 1.0 12.4 2.3 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2006 2006 2007 2007 Seasonality is prevalent in operations – Results from a variety of factors including Canadian working season in 1Q, and the budgeting cycle of international companies 2Q07 impacted primarily by severe weather in the U.S. and a job being declared force majeure Quarterly volatility reflects varying crew profitability due to fluctuations in size, job, location, utilization and the timing of crew moves Quarterly Pro Forma Revenue Quarterly Pro Forma Adjusted EBITDA ($ in millions) ($ in millions) Note: Adjusted EBITDA reflects $727k of Grant’s Abandoned IPO expenses and $12.9 million of expenses related to the Grant Acquisition consisting primarily of investment advisor and professional fees, payout under phantom stock plan and completion bonuses which are added back in 3Q06 as well as $3.2 million of one-time severance costs in 3Q07.

2007 Challenges Integration of Trace & Grant Extended extreme adverse weather in USA Force majeure on Egypt project Management changes (including new President & CEO) Sarbanes-Oxley Implementation Expansion into new International Environments Delayed startups in Angola, Argentina and Australia Longer lead times for equipment

2007 Accomplishments Secondary Offering in May ($118MM, net) Upgrade of US Crews (Higher Channel Counts & Newer Equipment) Compilation of first OBC Crew Infrastructure setup in Angola, Australia and Trinidad Streamlined management in US and Processing

Capital Expenditures Sercel SeaRay Invested $95 million in 2007: – New state-of-the-art equipment (67% received in second half of year) – Expanded recording capacity – Entered OBC market – Upgraded US crews 108,000 channels at 12/31/07 vs. 87,000 channels at 12/31/06, a 24% increase 2008 capital expenditure budget of $65 million* Maintenance CAPEX averages 3% to 4% of revenues Capital investment decisions are based on an average expected payback of less than three years EBITDA *Subject to amendment to loan covenants

Near-Term Growth Quarterly record seismic data acquisition and data processing backlog of $411 million as of December 31, 2007 Substantial amount of 2008 covered by current backlog, remainder to be completed in 2009 and 2010 Backlog Trend 140 171 127 121 165 156 172 209 173 238 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 12/31/2006 6/30/2007 12/31/2007 NA Int'l 311 248 321 381 411

2008 Expectations Reap benefit of US Crew Upgrades Increased Recording Capacity Driving Revenue Growth New Operations in Angola, Argentina, Bolivia, Mozambique and Tanzania Expand TZ / OBC Capacity Positive Earnings from Processing & Interpretation

Why Buy GOK? Record backlog provides visible growth through 2008 Leader in high-value transition zone/OBC niche Low debt (29.4% of total capital) to support growth Integration of acquired companies substantially complete Recent investments of $95 MM in new revenue-generating equipment and upgrades Solid domestic operations with strong international upside First-mover advantage in large markets with long-term visibility (Argentina and Angola)

Strong Experience – Focused Growth – Managing Risk Howard Weil 36th Annual Energy Conference